As filed with the Securities and Exchange Commission on December 31, 1996

                                    FORM N-1A
                                File No. 33-2430


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Pre-Effective Amendment No. -----
                         Post-Effective Amendment No. 17
                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 19

                         THE ROCKWOOD GROWTH FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                  11 HANOVER SQUARE, NEW YORK, NEW YORK, 10005
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 785-0900
              (Registrant's Telephone Number, including Area Code)

                               WILLIAM J. MAYNARD
                  11 HANOVER SQUARE, NEW YORK, NEW YORK, 10005
                     (Name and Address of Agent for Service)

                                    Copy to:
                             R. Darrell Mounts, Esq.
                             Kirkpatrick & Lockhart
                         1800 Massachusetts Avenue, N.W.
                           Washington, D.C. 20036-1800

It is proposed that this filing will become effective:

        __ immediately upon filing pursuant to paragraph (b) of rule 485
        __ on (specify date) pursuant to paragraph (b) of rule 485
        __ 60 days after  filing  pursuant to  paragraph  (a) of rule 485
         X on March 1, 1996 pursuant to paragraph (a) of rule 485

If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has elected to maintain registration of an indefinite number of shares of common stock, $.10 par value, under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. The registrant's most recent Rule 24f-2 Notice was filed on December 23, 1996.

                         THE ROCKWOOD GROWTH FUND, INC.

                                TABLE OF CONTENTS

CROSS REFERENCE SHEET

PART A
          PROSPECTUS

PART B
          STATEMENT OF ADDITIONAL INFORMATION

PART C
          OTHER INFORMATION

          ITEM 24  FINANCIAL STATEMENTS

          ITEM 25  PERSONS CONTROLLED BY OR UNDER COMMON
                            CONTROL WITH REGISTRANT

          ITEM 26  NUMBER OF SECURITIES HOLDERS

          ITEM 27  INDEMNIFICATION

          ITEM 28  BUSINESS OR OTHER CONNECTIONS OF
                            INVESTMENT ADVISER

          ITEM 29  PRINCIPAL UNDERWRITERS

          ITEM 30  LOCATION OF ACCOUNTS AND RECORDS

          ITEM 31  MANAGEMENT SERVICES

          ITEM 32  UNDERTAKINGS

SIGNATURE PAGE

EXHIBITS

                         THE ROCKWOOD GROWTH FUND, INC.


CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A

        Item No.
  of Form N-lA             Caption in Prospectus

         1     Cover Page
         2     "Expense Tables"
         3     "Financial Highlights"; "Performance Information"
         4     "The Fund's Investment Program"
         5     "The Investment Manager and Subadviser"; "Custodian and
               Transfer Agent"
         5A    "Performance Information"
         6     Cover Page; "The Investment Manager and Subadviser";
               "Distributions and Taxes"; "Determination of Net Asset Value";
               "Shareholder Services"; "Capital Stock"
         7     "How to Purchase Shares"; "Shareholder Services";
               "Determination of Net Asset Value"; "Distribution of Shares"
         8     "How to Redeem Shares"; "Determination of Net Asset Value"
         9     Not Applicable

               Caption in Statement of Additional Information

         10    Cover Page
         11    "Table of Contents"
         12    Not Applicable
         13    "The Fund's Investment Program"; "Investment Restrictions";
               "Allocation of Brokerage"
         14    "Officers and Directors"
         15    "Officers and Directors"; "Investment Manager"
         16    "Officers and Directors"; "Investment Manager"; "Subadviser and
               Subadvisory Agreement"; "Distribution of Shares"; "Custodian,
               Transfer and Dividend Disbursing Agent"; "Auditors"
         17    "Allocation of Brokerage"
         18    Not Applicable
         19    "Purchase of Shares"
         20    "Distributions and Taxes"
         21    "Distribution of Shares"
         22    "Calculation of Performance Data"
         23    "Financial Statements"

     Rockwood Fund, Inc. (the "Fund") seeks long term capital appreciation. This objective will be pursued through investment in common stocks and securities convertible into common stocks. There is no assurance that the Fund will achieve its objective. Prior to March 1, 1997, the Fund was known as "The Rockwood Growth Fund, Inc."

NEWSPAPER LISTING Shares of the Fund are sold at the net asset value per share as shown daily in the mutual fund section of newspapers nationwide under the heading "Rockwood."

    This prospectus contains information you should know about the Fund before you invest. Please keep it for future reference. The Fund's Statement of Additional Information, dated March 1, 1997, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. It is available at no charge by calling toll-free at 1-888-ROCKWOOD. The SEC maintains a Web site (http://www.sec.gov) that contains the Fund's Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC, as does the Fund. The Fund is an open-end non-diversified no-load management investment company. Shares of the Fund are not bank deposits or obligations of, or guaranteed or endorsed by any bank or any affiliate of any bank, and are not Federally insured by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE TABLES. The tables and example below are designed to help you understand the various costs and expenses that you will bear directly or indirectly as an investor in the Fund.


SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases............. NONE
Sales Load Imposed on Reinvested Dividends.. NONE
Deferred Sales Load......................... NONE
Redemption Fee within 30 days of purchase...1.00%

Redemption Fee after 30 days of purchase.... NONE

Exchange Fees............................... NONE

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees (after reimbursement).........      .00%
12b-1 Fees....................................      .25%
Other Expenses ...............................     2.50%
                                                  ------
Total Fund Operating Expenses (after
reimbursement)................................     2.75%


EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and a redemption at the end of each time period..................................................................

1 year      3 years    5 years     10 years
------      -------    -------     --------
  $28         $85        $145        $308

The example set forth above assumes (i) reinvestment of all dividends and other distributions and (ii) a 5% annual rate of return as required by the SEC. THE EXAMPLE IS AN ILLUSTRATION ONLY AND SHOULD NOT BE CONSIDERED AN INDICATION OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The percentages given for Annual Fund Operating Expenses are based on an assumed level of average net assets of $1 million to $2 million, and have been restated to reflect current management and 12b-1 fees. Without the reimbursement of management fees, investment management fees and total operating expenses would have been 1.00% and 6.76%, respectively, of average net assets. Long term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.'s ("NASD") rules regarding investment companies. "Other Expenses" includes amounts payable to the Fund's Custodian and Transfer Agent and reimbursable to the Investment Manager and the Distributor for certain administrative and shareholder services, and does not include interest expense from bank borrowing.

FINANCIAL HIGHLIGHTS are presented below for a share of capital stock outstanding throughout each period. The following information is supplemental to the Fund's financial statements and report thereon of Tait, Weller & Baker, independent accountants, appearing in the October 31, 1996 Annual Report to Shareholders and incorporated by reference in the Statement of Additional Information. The Fund's financial statements for periods prior to 1996 were audited by other auditors whose reports thereon expressed unqualified opinions on those statements. This table should be read in conjunction with the Fund's financial statements and the notes thereto.


                             YEARS ENDED OCTOBER 31,
                                  --------------------------------------------------------------------------------
PER SHARE DATA                          1996   1995   1994   1993   1992   1991    1990     1989    1988      1987
                                        ----   ----   ----   ----   ----   ----    ----     ----    ----      ----
Net asset value at beginning of period       $16.61 $16.32 $12.42 $11.32 $ 9.56  $14.96   $13.05  $ 9.93    $11.25
                                             ------ ------ ------ ------ ------  ------   ------  ------    ------
                                        $18.73
 Income from investment operations:
   Net investment income (loss)         (.56) (.31)  (.22)  (.26)  (.12)  (.01)     .03    (.01)     .01       .12
   Net realized and unrealized gain (loss)     2.43   .51    4.16   1.22   1.83  (4.93)     2.06    3.30     (.69)
                                               ---- ------   ----   ----   ----  ------     ----    ----    ------
     on investments...........           6.07
                                         ----
     Total from investment operations          2.12   .29    3.90    .10  1.82   (4.90)     2.05    3.31     (.57)
                                               ---- ------   ----    ---  -----  ------     ----    ----     -----
                                         5.51
 Less distributions:
   Distributions from net interest income       .00    .00    .00    .00 (0.06)    0.00     0.00  (0.19)    (0.37)
                                           .00
   Distributions from net realized gains        .00  .00     .00    .00  0. 00   (0.50)   (0.14)   0.00    (0.38)
                                               ----  -----   ----  ------------  ------  -------   -----   ------
                                           .00
     Total distributions......             .00  .00   .00    .00    .00  (0.06)  (0.50)   (0.14)  (0.19)    (0.75)
                                           --- ----  ----- ------ ------------- -------  ---------------   -------
Net asset value at end of period         $24.$18.73$16.61  $16.32 $12.42 $11.32   $9.56  $ 14.96  $13.05    $9.93
                                         ================= ====== ====== ======   =====  =======  ======    =====
TOTAL RETURN..................        29.42% 12.76% 1.78%  31.40%  9.72% 19.04% (32.75)    15.71  33.33%    (5.07)
                                      ====== ============= ======  ===== ====== =======    =====  ======    ======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period...       $1,199,$773,87$714,15$737,96$599,58$876,78$865,459$1,544,82$722,172  $410,461
                                     ===================================================================  ========
Ratio of expenses to average net as           2.30%  2.00%  2.81%  2.46%  2.15%    1.83    1.81%   2.01%     1.17%
                                              =====  =====  =====  =====  =====    ====    =====   =====     =====
sets(a) ......................            2.55%
                                          =====
Ratio of net investment income to average   (1.77)%(1.38)%(1.67)%(1.09)% (.15)%    .25%   (.09)%    .07%     1.53%
                                            ============================ ======   =====   ======   =====     =====
net   assets(b)..........            (2.23%)
                                     =======
Portfolio turnover rate.......          42.48 30.04% 18.26% 19.28% 13.28%  14.35%   37.51%  55.83% 42.00%   30.00%
                                        ==== ====== ======= =====  ====== ======  ======   ======  ======   ======

Average commission per share..       $ .0562




(a) Ratio prior to reimbursement by the Investment Manager was 4.44%, 3.00%, 2.82%, 2.90%, 2.49%, 2.15%, 1.83%,1.81%, 2.01% and 1.17% for the periods ended
October 31, 1996,  1995,  1994,  1993,  1992,  1991,  1990, 1989, 1988 and 1987,
respectively.

(b) Ratio prior to reimbursement by the Investment Manager was (4.12%), (2.47)%, (2.20)%, (1.76)%, (1.12)%, (.15)%, .25%, (.09)%, .07% and 1.53% for the periods ended October 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988 and 1987,
respectively.

                                                 TABLE OF CONTENTS

Expense Tables................... Distributions and Taxes.......................
Financial Highlights............. Determination of Net Asset Value..............
The Fund's Investment Program.... Investment Manager and Subadviser.............
How to Purchase Shares........... Distribution of Shares........................
Shareholder Services............. Performance Information.......................
How to Redeem Shares............. Capital Stock.................................
                                  Custodian and Transfer Agent..................



                          THE FUND'S INVESTMENT PROGRAM

    The Fund's investment objective is long term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities that, in the opinion of the Investment Manager, are available at prices less than their intrinsic value. Intrinsic value is a term reflecting an analyst's subjective view of a company's worth. It may be based on such things as book value, "hidden assets" (assets carried on the books of a corporation below market value), the discounted present value of a natural resource (oil, gas, timber, silver, etc.), or an earnings history/projection. The Investment Manager believes that investing in such undervalued securities provides a greater potential for overall investment return. Any income which the Fund earns is incidental to its objective of capital appreciation. The risks associated with an investment in the Fund are those related to fluctuations in the market value of the Fund's portfolio. Also, at any time, the value of the Fund's shares may be more or less than the investor's cost. The Fund is not intended for investors who have as their primary objective conservation of capital.

    The Fund will purchase common stocks, securities convertible into common stocks and preferred stocks that are traded on domestic stock exchanges or in the over-the-counter market. Common stocks and securities convertible into common stocks are purchased primarily for their potential for long term capital appreciation and not dividend yield or interest payments.

    The Fund retains the flexibility to respond promptly to changes in market and economic conditions and the Investment Manager may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Under a defensive strategy, the Fund may hold cash and/or invest any portion or all of its assets in high quality money market instruments of U.S. or foreign government or corporate issuers. To the extent the Fund adopts a temporary defensive posture, it will not be invested so as to directly achieve its investment objective. In addition, pending investment of proceeds from new sales of Fund shares or in order to meet ordinary daily cash needs, the Fund may hold cash and may invest in foreign or domestic high quality money market instruments. Money market instruments in which the Fund may invest include U.S. or foreign government securities, high grade commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements relating to any of the foregoing.

SMALL CAPITALIZATION COMPANIES. The Fund may invest in companies that are small or thinly capitalized, and may have a limited operating history. As a result, investment in these securities involves greater risks and may be considered speculative. For example, such companies may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a small management group. In addition, the securities of such companies may trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements, than securities of large companies. The Fund's positions in securities of such companies may be substantial in relation to the market of such securities. Accordingly, it may be difficult for the Fund to dispose of securities of these companies at prevailing market prices. Full development of these companies takes time, and for this reason the Fund should be considered a long term investment and not a vehicle for seeking short term profit. The securities of small or thinly capitalized companies may also be more sensitive to market changes than the securities of large companies. Such companies may not be well known to the investing public and may not have institutional ownership. Such companies may also be more vulnerable than larger companies to adverse business or economic developments.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon their acquisition is accrued as interest and included in the Fund's net investment income. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Investment Manager to present minimum credit risks in accordance with guidelines established by the Fund's board of directors. The Investment Manager reviews and monitors the creditworthiness of those institutions under the board's general supervision.

OTHER INFORMATION. The Fund is "non-diversified," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), but intends to continue to qualify as a regulated
                                                         5
investment company for Federal income tax purposes. This means, in general, that more than 5% of the Fund's total assets may be invested in the securities of one issuer (including a foreign government), but only if at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings is less than 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that the Fund's portfolio at times may include the securities of a smaller number of issuers than if it were "diversified," as defined in the 1940 Act, the Fund may at such times be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range of securities, in that changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund's total return. The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements with a maturity of more than seven days. Illiquid securities may be more difficult to value than more widely traded securities and the prices realized from the sales of illiquid securities may be less than if such securities were more widely traded. The Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) and engage in reverse repurchase agreements, but not in excess of an amount equal to one third of the Fund's total net assets. The Fund may not purchase securities for investment while any bank borrowing equaling more than 5% of its total assets is outstanding.

    In addition to the Fund's investment objective, the Fund has adopted certain investment restrictions set forth in the Statement of Additional Information that are fundamental and may not be changed without shareholder approval. The Fund's other investment policies, including its investment objective, are not fundamental and may be changed by the Board of Directors without shareholder approval.

                             HOW TO PURCHASE SHARES
    The Fund's shares are sold on a continuing basis at the net asset value per share next determined after receipt and acceptance of the order by Investor Service Center (see "Determination of Net Asset Value"). The minimum initial investment is $500 for regular and Uniform Gifts/Transfers to Minors Act custody accounts, and $100 for retirement plans established with the Fund, which include individual retirement accounts ("IRAs"), simplified employee pension plan IRAs ("SEP-IRAs"), rollover IRAs, profit sharing and money purchase plans, and 403(b) plan accounts. The minimum subsequent investment is $50. The initial investment minimums are waived if you elect to invest $50 or more each month in the Fund through the Rockwood Automatic Investment Program (see "Additional Investments" below).

INITIAL INVESTMENT. The Account Application that accompanies this prospectus should be completed, signed and, with a check or other negotiable bank draft payable to Rockwood Fund, mailed to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. Initial investments also may be made by having your bank wire money, as set forth below, in order to avoid mail delays.

ADDITIONAL INVESTMENTS. Additional investments may be made conveniently at any time by any one or more of the following methods:

o ROCKWOOD AUTOMATIC INVESTMENT PROGRAM. With the Rockwood Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the Plans explained below. Each Plan is designed to facilitate an automatic monthly investment of $50 or more into your Fund account.

         The ROCKWOOD BANK TRANSFER PLAN lets you purchase Fund shares on a certain day each month by transferring electronically a specified dollar amount from your regular checking account, NOW account, or bank money market deposit account.

         In the ROCKWOOD SALARY INVESTING PLAN, part or all of your salary may be invested electronically in shares of the Fund on each pay date, depending upon your employer's direct deposit program.

         The ROCKWOOD GOVERNMENT DIRECT DEPOSIT PLAN allows you to deposit automatically part or all of certain U.S. Government payments into your Fund account. Eligible U.S. Government payments include Social Security, pension benefits, military or retirement benefits, salary, veteran's benefits and most other recurring payments.

    For more information concerning these Plans, or to request the necessary authorization form(s), please call Investor Service Center toll-free at 1-888-ROCKWOOD. You may modify or terminate the Bank Transfer Plan at any time by written notice received at least 10 days prior to the scheduled investment date. To modify or terminate the Salary Investing Plan or Government Direct Deposit Plan, you should contact, respectively, your employer or the appropriate U.S. government agency. The Fund reserves the right to redeem any account if participation in the Program is terminated and the account's value is less than $500. The Program and the Plans do not assure a profit or protect against loss in a declining market, and you should consider your ability to make purchases when prices are low.

o CHECK. Mail a check or other negotiable bank draft ($50 minimum), made payable to Rockwood Fund, together with a Rockwood FastDeposit form to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. If you do not use that form, please send a letter indicating the account number to which the subsequent investment is to be credited, and name(s) of the registered owner(s).

o ELECTRONIC FUNDS TRANSFER (EFT). With EFT, you may purchase additional shares of the Fund quickly and simply, just by calling Investor Service Center toll-free at 1-888- ROCKWOOD. The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. For requests received by 4 p.m., eastern time, the investment will be credited to your Fund account ordinarily within two business days. There is a $50 minimum for each EFT investment. Your designated bank must be an Automated

    Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check.

o FEDERAL FUNDS WIRE. You may wire money, by following the procedures set forth below, to receive that day's net asset value per share.

INVESTING BY WIRE. For an initial investment by wire, you must first telephone Investor Service Center toll-free at 1-888-ROCKWOOD, to give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a Rockwood Fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10-00695; for Account 98-7052-724-3; Rockwood Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. This service is not available on days when the Federal Reserve wire system is closed. Subsequent investments by wire may be made at any time without having to call Investor Service Center by simply following the same wiring procedures.

SHAREHOLDER ACCOUNTS. When you invest in the Fund, your account will be credited with all full and fractional shares (to three decimal places), together with any dividends and other distributions that are paid in additional shares (see "Distributions and Taxes"). The Fund no longer issues stock certificates. For joint tenant accounts, any account owner has the authority to act on the account without notice to the other account owners. Investor Service Center in its sole discretion and for its protection may, but is not obligated to, require the written consent of all account owners of a joint tenant account prior to acting upon the instructions of any account owner. You will receive transaction confirmations upon purchasing or selling shares.

WHEN ORDERS ARE EFFECTIVE. The purchase price for Fund shares is the net asset value of such shares next determined after receipt and acceptance by Investor Service Center of a purchase order in proper form. All purchases are accepted subject to collection at full face value in Federal funds. Checks must be made payable to Rockwood Fund and drawn in U.S. dollars on a U.S. bank. No third party checks will be accepted and the Fund reserves the right to reject any order for any reason. Accounts are charged $30 by the Transfer Agent for submitting checks for investment which are not honored by the investor's bank. The Fund may in its discretion waive or lower the investment minimums.

                              SHAREHOLDER SERVICES

    You may modify or terminate your participation in any of the Fund's special plans or services at any time. Shares or cash should not be withdrawn from any tax-advantaged retirement plan described below, however, without consulting a tax adviser concerning possible adverse tax consequences. Additional information regarding any of the following services is available from Investor Service Center by calling toll-free at 1-888-ROCKWOOD.

ELECTRONIC FUNDS TRANSFER (EFT). You automatically have the privilege of linking your bank account designated on your Account Application or Authorization Form and your Fund account with Rockwood's EFT service. With EFT, you use the Automated Clearing House system to electronically transfer money quickly and safely between your bank and Fund accounts. EFT may be used for purchasing and redeeming Fund shares, direct deposit of dividends into your bank account, the Automatic Investment Program, the Systematic Withdrawal Plan, and systematic IRA distributions. You may decline this privilege by checking the indicated blank on the Account Application. Any subsequent changes in bank account information must be submitted in writing (and the Fund may require the signature to be guaranteed), with a voided check.

SYSTEMATIC WITHDRAWAL PLAN. If you own Fund shares with a value of at least $20,000 you may elect an automatic monthly or quarterly withdrawal of cash from your Fund account in fixed dollar, share, or percentage amounts, subject to a minimum amount of $100. Under the Systematic Withdrawal Plan, all dividends and other distributions, if any, are reinvested in the Fund.

ASSIGNMENT. Fund shares may be transferred to another owner. Instructions are available from Investor Service Center by calling toll-free at 1-888-ROCKWOOD.

TAX-ADVANTAGED RETIREMENT PLANS. These plans provide an opportunity to set aside money for retirement in a tax-advantaged account in which earnings can be compounded without incurring a tax liability until the money and earnings are withdrawn. Contributions may be fully or partially deductible (or non-deductible) for Federal income tax purposes as noted below. Information on any of the plans described below is available from Investor Service Center by calling toll-free at 1-888-ROCKWOOD.

    The minimum investment to establish a Rockwood IRA or other retirement plan is $100. Minimum subsequent investments are $50. The initial investment minimums are waived if you elect to invest $50 or more each month in the Fund through the Rockwood Automatic Investment Program. There are no set-up fees for any Rockwood Retirement Plan. Subject to change on 30 days' notice, the plan custodian charges Rockwood Retirement Plans a $10 annual fiduciary fee, $10 for each distribution prior to age 59 1/2, and a $20 plan termination fee; however, the annual fiduciary fee is waived if your Rockwood Retirement Plan has assets of $10,000 or more or if you invest regularly through the Rockwood Automatic Investment Program.

|X| IRA AND SEP-IRA ACCOUNTS. Anyone with earned income who is less than age 70 1/2at the end of the tax year, even if also participating in another type of retirement plan, may establish an IRA and contribute each year up to $2,000 or 100% of earned income, whichever is less, and an aggregate of up to $2,250 when a non-working spouse is also covered in a separate spousal account. If each spouse has at least $2,000 of earned income each year, they may contribute up to $4,000 annually. Employers may also make contributions to an IRA on behalf of an individual under a Simplified Employee Pension Plan ("SEP") in any amount up to 15% of up to $150,000 of compensation.
                                                         9

    For tax years beginning after December 31, 1996, a married couple may contribute an aggregate amount of up to $4,000 to an IRA each year regardless of whether each spouse has $2,000 of earned income, provided, however, that their aggregate earned income is at least $4,000. Also, although a Salary Reduction SEP ("SARSEP") may no longer be established after that date, a small employer instead may establish a Savings Incentive Match Plan for Employees ("SIMPLE"), which will allow certain employees to make elective contributions of up to $6,000 per year and will require the employer to make matching contributions up to 3% of each such employee's salary.

    Generally, taxpayers may contribute to an IRA during the tax year and through the next year until the income tax return for that year is due, without regard to extensions. Thus, most individuals may contribute for the 1996 tax year through April 15, 1997, and for the 1997 tax year from January 1, 1997 through April 15, 1998.

    DEDUCTIBILITY. IRA contributions are fully deductible for many taxpayers. For a taxpayer who is an active participant in an employer-maintained retirement plan (or whose spouse is), a portion of IRA contributions is deductible if adjusted gross income (before the IRA deductions) is $40,000-$50,000 (if married) and $25,000-$35,000 (if single). Only IRA contributions by a taxpayer who is an active participant in an employer-maintained retirement plan (or whose spouse is) and has adjusted gross income of more than $50,000 (if married) and $35,000 (if single) will not be deductible. An eligible individual may establish a Rockwood IRA under the prototype plan available through the Fund, even though such individual or spouse actively participates in an employer-maintained retirement plan.

     o IRA TRANSFER AND ROLLOVER ACCOUNTS. Special forms are available from Investor Service Center by calling toll-free at 1-888-ROCKWOOD, which make it easy to transfer or roll over IRA assets to a Rockwood IRA. An IRA may be transferred from one financial institution to another without adverse tax consequences. Similarly, no taxes need be paid on a lump-sum distribution that you may receive as a payment from a qualified pension or profit sharing plan due to retirement, job termination, or termination of the plan, so long as the assets are put into an IRA Rollover account within 60 days of the payment. Withholding for Federal income tax purposes is required at the rate of 20% for "eligible rollover distributions" made from any retirement plan (other than an IRA) that are not directly transferred to an "eligible retirement plan," such as a Rockwood Rollover Account.

     o PROFIT SHARING AND MONEY PURCHASE PLANS. These provide an opportunity to accumulate earnings on a tax-deferred basis by permitting corporations, self-employed individuals (including partners) and their employees generally to contribute (and deduct) up to $30,000 annually or, if less, 25% (15% for profit sharing plans) of compensation or self-employment earnings of up to $150,000. Corporations and partnerships, as well as all self-employed persons, are eligible to establish these plans. In addition, a person who is both salaried and self-employed, such as a college professor who serves as a consultant, may adopt these retirement plans based on self-employment earnings. 10

     |X| SECTION 403(B) ACCOUNTS. Section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), permits the establishment of custodial accounts on behalf of employees of public school systems and certain tax-exempt organizations. A participant in such a plan does not pay taxes on any contributions made by the participant's employer to the participant's account pursuant to a salary reduction agreement, up to a maximum amount, or "exclusion allowance." The exclusion allowance is generally computed by multiplying the participant's years of service times 20% of the participant's compensation included in gross income received from the employer (reduced by any amount previously contributed by the employer to any 403(b) account for the benefit of the participant and excluded from the participant's gross income). However, the exclusion allowance may not exceed the lesser of 25% of the participant's compensation (limited as above) or $30,000. Contributions and subsequent earnings thereon are not taxable until withdrawn, when they are received as ordinary income.

                              HOW TO REDEEM SHARES

    Generally, you may redeem by any of the methods explained below. Requests for redemption should include the following information: your account registration information including address, account number and taxpayer identification number; dollar value, number or percentage of shares to be redeemed; how and to where the proceeds are to be sent; if applicable, the bank's name, address, ABA routing number, bank account registration and account number, and a contact person's name and telephone number; and your daytime telephone number.

BY MAIL. You may request that the Fund redeem any amount by submitting a written request to Investor Service Center, Box 419789, Kansas City, MO 64141-6789, signed by the record owner(s). If the written request is sent to the Fund, it will be forwarded to the above address.

BY  TELEPHONE.   You  may  telephone   Investor   Service  Center  toll-free  at
1-888-ROCKWOOD, to expedite redemption of Fund shares.

    You may redeem as little as $250 worth of shares by requesting Electronic Funds Transfer (EFT) service. With EFT, you can redeem Fund shares quickly and conveniently because Investor Service Center will contact the bank designated on your Account Application or Authorization Form to arrange for the electronic transfer of your redemption proceeds (through the Automated Clearing House system) to your bank account. EFT proceeds are ordinarily available in your bank account within two business days.

    If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be mailed to your address of record or mailed or wired to your authorized bank.

    Telephone requests received on Fund business days by 4 p.m. eastern time will be redeemed from your account that day, and if received after 4 p.m. eastern time, on the next Fund business day. Any subsequent changes in bank account information must be submitted in writing, signature guaranteed, with a voided check. Redemptions by telephone may be difficult or impossible to implement during periods of rapid changes in economic or market conditions.

REDEMPTION PRICE AND FEES. The redemption price is the net asset value per share next determined after receipt of the redemption request in proper form. The Fund is designed as a long term investment, and short term trading is discouraged. Accordingly, if shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the net asset value of shares redeemed or exchanged. The fee will be retained by the Fund and used to offset the transaction costs that short term trading imposes on the Fund and its shareholders. If an account contains shares with different holding periods (i.e. some shares held 30 days or less, some shares held 31 days or more), the shares with the longest holding period will be redeemed first to determine if the Fund's redemption fee applies. Shares acquired through the reinvestment of dividends and other distributions or redeemed under the Systematic Withdrawal Plan are exempt from the redemption fee. Registered broker/dealers, investment advisers, banks, and insurance companies may open accounts and redeem shares by telephone or wire and may impose a charge for handling purchases and redemptions when acting on behalf of others.

REDEMPTION PAYMENT. Payment for shares redeemed will ordinarily be made within seven days after receipt of the redemption request in proper form. The right of redemption may not be suspended, or date of payment delayed more than seven days, except for any period (i) when the New York Stock Exchange is closed or trading thereon is restricted as determined by the SEC; (ii) under emergency circumstances as determined by the SEC that make it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; or (iii) as the SEC may otherwise permit. The mailing of proceeds on redemption requests involving any shares purchased by personal, corporate, or government check or EFT transfer is generally subject to a fifteen day delay to allow the check or transfer to clear. The fifteen day clearing period does not affect the trade date on which a purchase or redemption order is priced, or any dividends and other distributions to which you may be entitled through the date of redemption. The clearing period does not apply to purchases made by wire.

TELEPHONE PRIVILEGES. You automatically have all telephone privileges to, among other things, authorize purchases and redemptions with EFT or by other means, unless declined on the Account Application or otherwise in writing. Neither the Fund nor Investor Service Center shall be liable for any loss or damage for acting in good faith upon instructions received by telephone and believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures include requiring personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions, and recording telephone conversations. The Fund may modify or terminate any telephone privileges or shareholder services (except as noted) at any time without notice.

SIGNATURE GUARANTEES. No signature guarantees are required when payment is to be made to you at your address of record. If the redemption proceeds are to be paid to a non-shareholder of record, or to an address other than your address of record, or the shares are to be assigned,
                                                        12
the Transfer Agent may require that your signature be guaranteed by an entity acceptable to the Transfer Agent, such as a commercial bank or trust company or member firm of a national securities exchange or of the NASD. A notary public may not guarantee signatures. The Transfer Agent may require further documentation, and may restrict the mailing of redemption proceeds to your address of record within 60 days of such address being changed unless you provide a signature guarantee as described above.

                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. The Fund pays dividends annually to its shareholders from its net investment income, if any. The Fund also makes an annual distribution to its shareholders out of any net realized capital gains, after offsetting any capital loss carryover, and any net realized gains from foreign currency transactions. Dividends and other distributions, if any, are declared, and payable to shareholders of record, on a date in December of each year. Such distributions may be paid in January of the following year, in which event they will be deemed received by the shareholders on the preceding December 31 for tax purposes. The Fund may also make an additional distribution following the end of its fiscal year out of any undistributed income and capital gains. Dividends and other distributions are made in additional Fund shares, unless you elect to receive cash on the Account Application or so elect subsequently by calling Investor Service Center toll-free at 1-888-ROCKWOOD. For Federal income tax purposes, dividends and other distributions are treated in the same manner whether received in additional Fund shares or in cash. Any election will remain in effect until you notify Investor Service Center to the contrary. Any dividend or other distribution will have the effect of reducing the net asset value of the Fund's shares on the payment date by the amount thereof. Furthermore, any such dividend or other distribution, although similar in effect to a return of capital, will be subject to taxes.

TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Code ("RIC") so that it will be relieved of Federal income tax on that part of its investment company taxable income (generally consisting of net investment income, net short term capital gains, and net gains from certain foreign currency transactions) and net capital gain (the excess of net long term capital gain over net short term capital loss) that is distributed to its shareholders. Dividends paid by the Fund from its investment company taxable income (whether paid in cash or in additional Fund shares) generally are taxable to its shareholders, other than shareholders that are not subject to tax on their income, as ordinary income to the extent of the Fund's earnings and profits; a portion of those dividends may be eligible for the corporate dividends-received deduction. Distributions by the Fund of its net capital gain (whether paid in cash or in additional Fund shares), when designated as such by the Fund, are taxable to the shareholders as long term capital gains, regardless of how long they have held their Fund shares. The Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year and of any portion of those dividends that qualifies for the corporate dividends-received deduction. Any dividend or other distribution paid by the Fund will reduce the net asset value of Fund shares by the amount of the distribution. Furthermore, such distribution, although similar in effect to a return of capital, will be subject to taxes.

     The Fund is required to withhold 31% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

    The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. Since other tax considerations may apply, you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

    The value of a share of the Fund is based on the value of its net assets. The Fund's net assets are the total of its investments and all other assets minus any liabilities. The value of one share is determined by dividing the net assets by the total number of shares outstanding. This is referred to as "net asset value per share," and is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each business day of the Fund. A business day of the Fund is any day on which the New York Stock Exchange is open for trading. The following are not Fund business days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Portfolio securities and other Fund assets are valued primarily on the basis of market quotations, if readily available. Securities and other assets for which quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

                        INVESTMENT MANAGER AND SUBADVISER

    Rockwood Advisers, Inc. (the "Investment Manager") acts as general manager of the Fund, being responsible for the various functions assumed by it, including regularly furnishing advice with respect to portfolio transactions. The Investment Manager also furnishes or obtains on behalf of the Fund all services necessary for the proper conduct of the Fund's business and administration. The Investment Manager retains final discretion in the investment and reinvestment of the Fund's assets, subject to the control and oversight of the Board of Directors. The Investment Manager is authorized to place portfolio transactions with an affiliated broker/dealer, and may allocate brokerage transactions by taking into account the sales of shares of the Fund and other affiliated investment companies. The Investment Manager may allocate transactions to broker/dealers that remit a portion of their commissions as a credit against the Fund's expenses. For its services, the Investment Manager receives a fee based on the average daily net assets of the Fund, at the annual rate of 1% on the first $200 million and declining thereafter as a percentage of average daily net assets. This fee is higher than fees paid by most other investment companies. During the fiscal year ended October 31, 1996, investment management fees paid by the Fund after reimbursement amounted to 0.00% of average daily net assets. The Investment Manager provides certain administrative services to the Fund at cost. Bassett S. Winmill may be deemed a controlling person of the Investment Manager.

    The Investment Manager has entered into a subadvisory agreement with Aspen Securities and Advisory, Inc., an Idaho corporation (the "Subadviser"), for certain subadvisory services. The Subadviser advises and consults with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assists in pricing and generally monitoring such investments. The principal business address of the Subadviser is 545 Shoup Avenue, No. 303, Idaho Falls, Idaho 83402. Ross H. Farmer may be deemed a controlling person of the Subadviser as the term is defined in the Investment Company Act of 1940. The Investment Manager, not the Fund, pays the Subadviser monthly a percentage of the Investment Manager's net fees based upon the Fund's performance and its total net assets ranging from ten to fifty percent of the Investment Manager's net fees. The Subadviser had served as the investment adviser to the Fund until August 19, 1996. Mr. Ross Farmer, the Subadviser's President, has been the Fund's portfolio manager since the Fund's inception in 1986 and currently serves as the Fund's portfolio manager together with the Investment Manager's Investment Policy Committee. Mr. Farmer has been President of the Subadviser since 1986.

                             DISTRIBUTION OF SHARES

    Pursuant to a Distribution Agreement, Investor Service Center, Inc. (the "Distributor"), 11 Hanover Square, New York, NY 10005, acts as the Fund's principal agent for the sale of its shares. The Investment Manager is an affiliate of the Distributor. The Fund has also adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays the Distributor a fee in an amount of 0.25% per annum of the Fund's average daily net assets for distribution and service activities. This fee may be retained by the Distributor or passed through to brokers, banks and others who provide services to their customers who are Fund shareholders or to the Distributor. The Fund will pay the fee to the Distributor until either the Plan is terminated or not renewed. In that event, the Distributor's expenses in excess of fees received or accrued through the termination day will be the Distributor's sole responsibility and not obligations of the Fund. During the period they are in effect, the Distribution Agreement and Plan obligate the Fund to pay a fee to the Distributor as compensation for its distribution and service activities. If the Distributor's expenses exceeds the fee, the Fund will not be obligated to pay any additional amount to the Distributor. If the Distributor's expenses are less than the fee, it may realize a profit.

                            PERFORMANCE INFORMATION

    Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than their original cost. In addition to advertising average annual total return and cumulative total return, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Morningstar, Inc., Lipper Analytical Services, Inc. and other sources. "Average annual total return" is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, all dividends and other distributions are assumed to be reinvested. "Cumulative total return" is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all dividends and other distributions are assumed to be reinvested in additional Fund shares. Although the Fund imposes a 1% redemption fee on the redemption of shares held for 30 days or less, all of the periods for which performance is quoted are longer than 30 days, and therefore the 1% fee is not reflected in the performance calculations. In addition, there is no sales charge upon reinvestment of dividends or other distributions. For more information regarding how the Fund's average annual total return and cumulative total return is calculated, see "Calculation of Performance Data" in the Statement of Additional Information. The Fund's annual report to shareholders contains further information about the Fund's performance, and is available free of charge upon request to Investor Service Center by calling toll-free at 1-888-ROCKWOOD.

                                  CAPITAL STOCK

    The Fund is a non-diversified open-end management investment company organized as a Maryland corporation on December 11, 1996. Prior to March 1, 1997, the Fund operated under the name "The Rockwood Growth Fund, Inc.," an Idaho corporation organized on March 7, 1985. The Fund is authorized to issue up to 1,000,000,000 shares ($.01 par value). The Board of Directors of the Fund may establish additional series or classes of shares, although it has no current intention of doing so.

     The Fund's stock is freely assignable by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and also by an investor to another investor. Each share has equal dividend, voting, liquidation, and redemption rights with every other share. The shares have no preemptive, conversion, or cumulative voting rights and they are not subject to further call or assessment.

    The Fund's By-Laws provide that there will be no annual meeting of shareholders in any year except as required by law. In practical effect, this means that the Fund will not hold an annual meeting of shareholders in years in which the only matters that would be submitted to shareholders for their approval are the election of Directors and ratification of the Directors' selection of accountants, although holders of 10% of the Fund's shares may call a meeting at any time. There will normally be no meetings of shareholders for the purpose of electing

Directors unless fewer than a majority of the Directors holding office have been elected by shareholders. Shareholder meetings will be held in years in which shareholder vote on the Fund's investment management agreement, plan of distribution, or fundamental investment objectives, policies or restrictions is required by the 1940 Act.

                          CUSTODIAN AND TRANSFER AGENT

    Investors Bank & Trust Company, 89 South Street, Boston, MA 02111, acts as custodian of the Fund's assets, performs certain accounting services for the Fund, and may appoint one or more subcustodians provided such subcustodianship is in compliance with the rules and regulations promulgated under the 1940 Act.

    The Fund's transfer and dividend disbursing agent ("Transfer Agent") is DST Systems, Inc., Box 419789, Kansas City, MO 64141-6789. The Distributor provides certain shareholder administration services to the Fund and is reimbursed its cost by the Fund. The Fund may also enter into agreements with brokers, banks and others who would perform, on behalf of its customers, certain shareholder services not otherwise provided by the Transfer Agent or the Distributor.

Statement of Additional Information                                March 1, 1997






                               ROCKWOOD FUND, INC.
                                11 Hanover Square
                               New York, NY 10005
                            Toll-free: 1-888-ROCKWOOD



    This Statement of Additional Information regarding Rockwood Fund, Inc. ("Fund") is not a prospectus and should be read in conjunction with the Fund's prospectus dated March 1, 1997. The prospectus is available to prospective investors without charge upon request to Investor Service Center, Inc., the Fund's distributor, by calling toll-free at 1-888-ROCKWOOD.


                                TABLE OF CONTENTS


THE FUND'S INVESTMENT PROGRAM............................2

INVESTMENT RESTRICTIONS..................................5

OFFICERS AND DIRECTORS...................................7

INVESTMENT MANAGER......................................11

SUBADVISER AND SUBADVISORY AGREEMENT....................13

CALCULATION OF PERFORMANCE DATA.........................14

DISTRIBUTION OF SHARES..................................19

DETERMINATION OF NET ASSET VALUE........................21

PURCHASE OF SHARES......................................21

ALLOCATION OF BROKERAGE.................................22

DISTRIBUTIONS AND TAXES.................................25

REPORTS TO SHAREHOLDERS.................................26

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT.......26

AUDITORS................................................26

FINANCIAL STATEMENTS....................................26

                          THE FUND'S INVESTMENT PROGRAM

    The  following  information   supplements  the  information  concerning  the
investment objective, policies and limitations of the Fund found in the Prospectus. The Fund's investment objective of capital appreciation is non-fundamental and may be changed by the Fund's Board of Directors without shareholder approval. Fund shareholders will be notified at least thirty days in advance of a change in the Fund's investment objective, and shareholders will not be charged a redemption fee if they redeem after such notice and prior to the change of investment objective.

     U.S. GOVERNMENT SECURITIES. The U.S. government securities in which the Fund may invest include direct obligations of the U.S. government (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities backed by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. In addition, the U.S. government securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. In the case of obligations not backed by the full faith and credit of the U.S. government, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments. Accordingly, these securities may involve more risk than securities backed by the U.S. government's full faith and credit.

    BORROWING. The Fund may incur overdrafts at its custodian bank from time to time in connection with redemptions and/or the purchase of portfolio securities. In lieu of paying interest to the custodian bank, the Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts. If cash balances exceed such overdrafts, the custodian bank may credit interest thereon against fees.

     ILLIQUID ASSETS. The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the Fund's net assets would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days. The term "illiquid assets" for this purpose includes securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

     Illiquid restricted securities may be sold by the Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

    In recent  years a large  institutional  market has  developed  for  certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

    The Board of Directors of the Fund has delegated the function of making day-to-day determinations of liquidity to Rockwood Advisers, Inc. (the "Investment Manager") pursuant to guidelines approved by the Board. The Investment Manager takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades and quotes for the security,
(2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Investment Manager monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the Board of Directors.

    LENDING. The Fund may lend up to one-third of its total assets to other parties, although it has no current intention of doing so. If the Fund engages in lending transactions, it will enter into lending agreements that require that the loans be continuously secured by cash, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. To the extent of such activities, the custodian will apply credits against its custodial charges. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed by the Investment Manager to be of good standing and when, in the Investment Manager's judgment, the consideration which can be earned currently from such lending transactions justifies the attendant risk. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

    CONVERTIBLE SECURITIES. The Fund may invest up to 5% of its net assets in convertible securities which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

    The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

    The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Investment Manager's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund may hold or trade convertible securities. In selecting convertible securities for the Fund, the Investment Manager evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Manager considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

    EQUITY SECURITIES. Equity securities involve greater risk of loss of income than debt securities because issuers are not obligated to pay dividends. In addition, equity securities are subordinate to debt securities, and are more subject to changes in economic and industry conditions and in the financial condition of the issuers of such securities. The Fund may also invest up to 5% of its net assets in shares of closed-end investment companies. In addition to the Fund's expenses, as a shareholder in another investment company, the Fund would bear its pro rata portion of the other investment company's expenses.

                             INVESTMENT RESTRICTIONS

    The Fund has adopted the following fundamental investment restrictions that may not be changed without the approval of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. The Fund may not:

1. Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act");

2. Engage in the business of underwriting the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's authorized investments;

3. Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

4. Purchase or sell physical commodities, although it may enter into (a) commodity and other futures contracts and options thereon, (b) options on commodities, including foreign currencies, (c) forward contracts on commodities, including foreign currencies, and (d) other financial contracts or derivative instruments;

5.  Lend its assets,  provided  however,  that the following are not prohibited:
    (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's investment objectives and policies, and (c) engaging in securities and other asset loan transactions to the extent permitted by the 1940 Act;

6.  Issue senior securities, except to the extent permitted by the 1940 Act; or

7. Purchase a security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in a single industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    The Fund's Board of Directors has established the following non-fundamental investment limitations that may be changed by the Board without shareholder approval:

(i) The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days;

(ii) The Fund may not make short sales of securities or maintain a short position, except (a) the Fund may buy and sell options, futures contracts, options on futures contracts, and forward contracts, and (b) the Fund may sell "short against the box" where the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short;

(iii) The Fund may not purchase securities on margin, except that the Fund may obtain such short term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, forward contracts and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

     (iv) The Fund may not purchase the securities of any investment company except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, provided that immediately after such purchase no more than: 10% of the Fund's total assets are invested in securities issued by investment companies, 5% of the Fund's total assets are invested in securities issued by any one investment company, or 3% of the voting securities of any one such investment company are owned by the Fund, and (b) when such purchase is part of a plan of merger, consolidation, reorganization or acquisition of assets;

     (v) The Fund may not borrow money, except (a) from a bank for temporary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided however, that borrowings pursuant to (a) and (b) do not exceed an amount equal to one third of the total value of the Fund's assets taken at market value, less liabilities other than borrowings. The Fund may not purchase securities for investment while any bank borrowing equaling 5% or more of its total assets is outstanding. If at any time the Fund's borrowings come to exceed the limitation set forth in (1) above, such borrowing will be promptly (within three days, not including Sundays and holidays) reduced to the extent necessary to comply with this limitation;

(vi) The aggregate value of securities underlying put options on securities written by the Fund, determined as of the date the put options are written, will not exceed 25% of the Fund's net assets, and the aggregate value of securities underlying call options on securities written by the Fund, determined as of the date the call options are written, will not exceed 25% of the Fund's net assets;

(vii) The Fund may purchase a put or call option on a security or a security index, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other such instruments held by the Fund, does not exceed 5% of the Fund's total assets;

     (viii) To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission ("CFTC")), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into; and

     (ix) The Fund may not mortgage, pledge or hypothecate any assets in excess of one-third of the Fund's total assets.

                             OFFICERS AND DIRECTORS

    The officers and Directors of the Fund, their respective offices, date of birth and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each is 11 Hanover Square, New York, NY 10005.

BASSETT S. WINMILL* -- Chairman of the Board. He is Chairman of the Board of seven of the other investment companies in the investment company complex (the "Complex") and of Bull & Bear Group, Inc. ("Group"), the parent of the
Investment Manager. He was born February 10, 1930. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts. He is the father of Mark C. Winmill and Thomas B. Winmill.

ROBERT D. ANDERSON* -- Vice Chairman and Director. He is Vice Chairman and a Director of the other investment companies in the Complex and of the Investment Manager and its affiliates. He was born December 7, 1929. He is a member of the Board of Governors of the Mutual Fund Education Alliance, and of its predecessor, the No-Load Mutual Fund Association. He has also been a member of the District #12, District Business Conduct and Investment Companies Committees of the NASD.

RUSSELL E. BURKE III -- Director. 900 Park Avenue, New York, NY 10021. He was born August 23, 1946. He is President of Russell E. Burke III, Inc. Fine Art, New York, New York. From 1988 to 1991, he was President of Altman Burke Fine Arts, Inc. From 1983 to 1988, he was Senior Vice President of Kennedy Galleries. He is also a Director of five other investment companies in the Complex.

BRUCE B. HUBER, CLU, ChFC, MSFS -- Director. 3443 Highway 66, Neptune, NJ 07753. He is Senior Consultant with The Berger Financial Group, LLC specializing in financial, estate and insurance matters. From March 1995 to December 31, 1995, he was President of Huber Hogan Knotts Consulting, Inc. From 1990 to March 1995, he was President of Huber-Hogan
                                                         7

Associates. From 1988 to 1990, he was Chairman of Bruce Huber Associates. He was born February 7, 1930. He is also a Director of seven other investment companies in the Complex.

JAMES E. HUNT -- Director. One Dag Hammarskjold Plaza, New York, NY 10017. He is a principal of Kenny, Kindler, Hunt & Howe, Inc., executive recruiting consultants. He was born December 14, 1930. From 1976 until 1983 he was Vice President of Russell Reynolds Associates, Inc., also executive recruiting consultants. He is also a Director of seven other investment companies in the Complex.

FREDERICK A. PARKER, JR. -- Director. 219 East 69th Street, New York, NY 10021. He is President and Chief Executive Officer of American Pure Water Corporation, a manufacturer of water purifying equipment. He was born November 14, 1926. He is also a Director of seven other investment companies in the Complex.

JOHN B. RUSSELL -- Director. 334 Carolina Meadows Villa, Chapel Hill, NC 27514. He was Executive Vice President and a Director of Dan River, Inc., a diversified textile company, from 1969 until he retired in 1981. He was born February 9, 1923. He is a Director of Wheelock, Inc., a manufacturer of signal products, and a consultant for the National Executive Service Corps in the health care industry. He is also a Director of seven other investment companies in the Complex.

MARK C. WINMILL* -- Director, Co-President, Co-Chief Executive Officer, and Chief Financial Officer. He is Chief Financial Officer of the Investment Manager and certain of its affiliates. He is also a Director of five other investment companies in the Complex. He received his M.B.A. from the Fuqua School of Business at Duke University in 1987. From 1983 to 1985 he was Assistant Vice President and Director of Marketing of E.P. Wilbur & Co., Inc., a real estate development and syndication firm and Vice President of E.P.W. Securities, its broker/dealer subsidiary. He is the brother of Thomas B. Winmill. He was born November 26, 1957.

THOMAS B. WINMILL* -- Director, Co-President, Co-Chief Executive Officer, and General Counsel. He is President of the Investment Manager and the Distributor, and of their affiliates. He is also a Director of five of the investment companies in the Complex. He was associated with the law firm of Harris, Mericle & Orr from 1984 to 1987. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is a brother of Mark C. Winmill. He was born June 25, 1959.

    The executive officers of the Fund, each of whom serves at the pleasure of the Board of Directors, are as follows:

MARK C. WINMILL -- Co-President, Co-Chief Executive Officer, and Chief Financial Officer. (see biographical information above).

THOMAS B. WINMILL -- Co-President, Co-Chief Executive Officer, and General Counsel (see biographical information above).

ROBERT D. ANDERSON -- Vice Chairman (see biographical information above).

STEVEN A. LANDIS -- Senior Vice President. He is Senior Vice President of the Investment Manager and certain of its affiliates. From 1993 to 1995, he was Associate Director -Proprietary Trading at Barclays De Zoete Wedd Securities Inc., from 1992 to 1993 he was Director, Bond Arbitrage at WG Trading Company, and from 1989 to 1992 he was Vice President of Wilkinson Boyd Capital Markets. He was born March 1, 1955.

BRETT B. SNEED, CFA -- Senior Vice President. He is Senior Vice President of the Investment Manager and certain of its affiliates. He is a Chartered Financial Analyst, a member of the Association for Investment Management and Research, and a member of the New York Society of Security Analysts. From 1986 to 1988, he managed private accounts, from 1981 to 1986, he was Vice President of Morgan Stanley Asset Management, Inc. and prior thereto was a portfolio manager and member of the Finance and Investment Committees of American International Group, Inc., an insurance holding company. He was born June 11, 1941.

JOSEPH LEUNG, CPA -- Treasurer and Chief Accounting Officer. He is Treasurer and Chief Accounting Officer of the Investment Manager and its affiliates. From 1992 to 1995 he held various positions with Coopers & Lybrand L.L.P., a public accounting firm. From 1991 to 1992, he was the accounting supervisor at Retirement Systems Group, a mutual fund company. From 1987 to 1991, he held various positions with Ernst & Young LLP, a public accounting firm. He is a member of the American Institute of Certified Public Accountants. He was born September 15, 1965.

WILLIAM J. MAYNARD -- Vice President and Secretary. He is Vice President and Secretary of the Investment Manager and its affiliates. From 1991 to 1994 he was associated with the law firm of Skadden, Arps, Slate, Meagher & Flom. He is a member of the New York State Bar. He was born September 13, 1964.

* Bassett S. Winmill, Robert D. Anderson, Mark C. Winmill and Thomas B. Winmill are "interested persons" of the Fund as defined by the 1940 Act, because of their positions with the Investment Manager.

COMPENSATION TABLE


NAME OF                         Aggregate              Pension or               Estimated               Total Com
PERSON,                         Compensa-              Retirement                Annual                 pensation
POSITION                        tion From               Benefits              Benefits Upon                From
                               Registrant              Accrued as              Retirement             Registrant and
                                                      Part of Fund                                     Fund Complex
                                                        Expenses                                         Paid to
                                                                                                        Directors

   Russell E. Burke               None                    None                    None                $9,000 from 6
     III, Director                                                                                      Investment
                                                                                                        Companies



Bruce B. Huber,                   None                    None                    None                $12,500 from 9
Director                                                                                                Investment
                                                                                                        Companies

James E. Hunt,                    None                    None                    None                $12,500 from 9
Director                                                                                                Investment
                                                                                                        Companies

Frederick A.                      None                    None                    None                $12,500 from 9
Parker, Director                                                                                        Investment
                                                                                                        Companies

John B. Russell,                  None                    None                    None                $12,500 from 9
Director                                                                                                Investment
                                                                                                        Companies


    Information in the above table is based on fees paid during the year ended October 31, 1996.

    No officer, Director or employee of the Fund's Investment Manager receives any compensation from the Fund for acting as an officer, Director or employee of the Fund.

    As of December 16, 1996, no person beneficially owned either directly or through one or more controlled companies, more than 25% of the voting securities of the Fund. As of the same date, the following persons owned of record and beneficially, in amounts stated after their names, 5% or more of the Fund's outstanding securities:

Name and Address                    Number of Shares                  Percentage

Pfendler Family              3,411.585                                   6.88%
Revocable Living Trust
2507 Harsh Avenue, S.E.
Massillon, OH  44646

    As of December 16, 1996, the officers and directors of the Fund owned, as a group, less than 2% of the outstanding voting securities of the Fund.

                               INVESTMENT MANAGER

    The  Investment   Manager  acts  as  general  manager  of  the  Fund,  being responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions. The Investment Manager also furnishes or obtains on behalf of the Fund all services necessary for the proper conduct of the Fund's business and administration. As compensation for its services to the Fund, the Investment Manager is entitled to a fee, payable monthly, based upon the Fund's average daily net assets. Under the Fund's Investment

Management Agreement dated August 16, 1996, the Investment Manager receives a fee at the annual rate of:

         1.00% of the first $200 million of the Fund's average daily net assets .95% of average daily net assets over $200 million up to $400 million
         .90% of average  daily net assets over $400  million up to $600 million
         .85% of average daily net assets over $600 million up to $800 million .80% of average daily net assets over $800 million up to $1 billion .75% of average daily net assets over $1 billion.

The percentage fee is calculated on the daily value of the Fund's net assets at the close of each business day. The foregoing fees are higher than fees paid by most other investment companies.

    Under the Investment Management Agreement, the Fund assumes and shall pay all the expenses required for the conduct of its business including, but not limited to, (a) salaries of administrative and clerical personnel; (b) brokerage commissions; (c) taxes and governmental fees; (d) costs of insurance and fidelity bonds; (e) fees of the transfer agent, custodian, legal counsel and auditors; (f) association fees; (g) costs of preparing, printing and mailing proxy materials, reports and notices to shareholders; (h) costs of preparing, printing and mailing the prospectus and statement of additional information and supplements thereto; (i) payment of dividends and other distributions; (j) costs of Board and shareholders meetings; (k) fees of the independent directors; (l) necessary office space rental; (m) all fees and expenses (including expenses of counsel) relating to the registration and qualification of shares of the Fund under applicable federal and state securities laws and maintaining such registrations and qualifications; and (n) such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and directors with respect thereto.

    If requested by the Fund's Board of Directors, the Investment Manager may provide other services to the Fund such as, without limitation, the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs of the Investment Manager in rendering such services shall be reimbursed by the Fund, subject to examination by those directors of the Fund who are not interested persons of the Investment Manager or any affiliate thereof.

     The Fund's Investment Management Agreement continues from year to year only if a majority of the Fund's directors (including a majority of disinterested directors) or a majority of the holders of the Fund's outstanding voting securities approve. The Investment Management Agreement may be terminated without penalty at any time by vote of the Fund's directors or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Investment Manager, or by the Investment Manager on 60 days' written notice to the Fund, and terminates automatically in the event of its assignment. The Investment Management Agreement provides that the Investment Manager shall not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund's shareholders in connection with the matters to which the Investment Management Agreement relates. Nothing contained in the Investment Management Agreement, however, shall be construed to protect the Investment Manager against liability to the Fund by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under the Investment Management Agreement.

    The Investment Management Agreement provides that the Investment Manager shall waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale or such lesser amount as may be agreed to by the Fund's Board of Directors and the Investment Manager. Currently, the most restrictive state imposed limit applicable to the Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation.

    For the years ended 1993, 1994, and 1995 Aspen Securities and Advisory, Inc., the current Subadviser and the Fund's previous investment adviser, earned, before reimbursement of certain expenses, $4,911, $4,896, and $5,112, respectively, in fees from the Fund. These fees were calculated pursuant to a different fee schedule under which the Investment Manager's fee is currently calculated. For the years ended October 31, 1993, 1994, and 1995 the Subadviser reimbursed $4,153, $5,759, and $5,103, respectively, to the Fund for expenses in excess of expense limitations.

    The Investment Manager, a registered investment adviser, is a wholly-owned subsidiary of Bull & Bear Group, Inc. ("Group"). The other principal subsidiaries of Group include Investor Service Center, Inc., a registered broker-dealer, Bull & Bear Advisers, Inc. and Midas Management Corporation, registered investment advisers, and Bull & Bear Securities, Inc., a registered broker-dealer providing discount brokerage services.

    Group is a publicly-owned company whose securities are listed on the Nasdaq and traded in the over-the-counter market. Bassett S. Winmill may be deemed a controlling person of Group on the basis of his ownership of 100% of Group's voting stock and, therefore, of the Investment Manager. The investment companies in the Complex, each of which is managed by an affiliate of the Investment Manager, had net assets in excess of $400,000,000 as of December 27, 1996.

                      SUBADVISER AND SUBADVISORY AGREEMENT

    The Investment Manager has entered into a subadvisory agreement with the Subadviser for certain subadvisory services. The Subadviser advises and consults with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assists in pricing and generally monitoring such investments.

    In consideration of the Subadviser's services, the Investment Manager, and not the Fund, pays to the Subadviser a percentage of the Investment Manager's Net Fees. "Net Fees" are defined as the actual amounts received by the Investment Manager as compensation less reimbursements, if any, pursuant to the guaranty of the Investment Management Agreement and waivers of such compensation by the Investment Manager. The amount of the percentage is determined by the grid and accompanying definitions set forth as follows:

        SUBADVISER'S FEE AS A PERCENTAGE OF INVESTMENT MANAGER'S NET FEES



                                                                   RELATIVE PERFORMANCEA

TOTAL NET ASSETSB                        More than 50 basis              Within 50 basis             More than 50
                                       points better than ATR             points of ATR              basis points
                                                                                                      below ATR
Less than or equal to $15,000,000               30%                           20%                       10%
Greater than          $15,000,000 and           40%                           30%                       20%
Less than or equal to $50,000,000
Greater than          $50,000,000               50%                           40%                       30%
---------------------------------- -------------------------------  -------------------------      ----------------

A. "Relative Performance" shall be determined from comparing the Fund's total return with the average total return ("ATR") of funds with the investment objective of "growth" as compiled by Morningstar, Inc., or, if unavailable, other similar service acceptable to the parties and the Fund. The Relative Performance shall be determined as of the last calendar day of each month ("Performance Determination Date") and shall measure the Relative Performance for the most recent 3 year period ("Measurement Period"), except that (A) for the first 12 months of this Subadvisory Agreement, Relative Performance shall be based upon annualized returns, the first three Performance Determination Dates shall be the next three calendar quarter ends after the effective date of this Subadvisory Agreement, and the Measurement Periods shall be the most recent three months and the fourth Performance Determination Date shall be the next calendar quarter end and the Measurement Period shall be the most recent 1 year period, and (B) for the 13th through the 24th month of this Subadvisory Agreement, Relative Performance shall be determined as of the last calendar day of each month and shall measure the Relative Performance for the most recent 1 year period.

B. "Total Net Assets" shall be the total net assets of the Fund as of the Performance Determination Date.

    Under the Subadvisory Agreement's fee structure, the Investment Manager retains more of its fee (and therefore passes on a lower portion of its fee to the Subadviser) when the Fund underperforms the ATR by more than 50 basis points than when the Fund outperforms the ATR by more than 50 basis points.

    The Subadvisory Agreement is not assignable and automatically terminates in the event of its assignment, or in the event of the termination of the
Investment Management Agreement. The Subadvisory Agreement may also be terminated without penalty on 60 days' written notice at the option of either party thereto or by the Fund, by the Board of Directors or by a vote of Fund shareholders. The Subadvisory Agreement provides that the Subadviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates. Nothing contained in the Subadvisory Agreement, however, shall be construed to protect the Subadviser against liability to the Fund by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under the Subadvisory Agreement. The Subadviser is controlled by Ross
H. Farmer, who owns 79% of the Subadviser's outstanding stock, and who is a controlling person of the Subadviser as the term is defined in the 1940 Act.

                         CALCULATION OF PERFORMANCE DATA

    Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that the investor's shares when redeemed may be worth more or less than their original cost.

    The Fund's performance prior to August 18, 1996 was achieved during a period when the Fund's asset size was small relative to its asset size as of the date of this Statement of Additional Information. No assurances can be given that the Fund will achieve similar performance in the future.

AVERAGE ANNUAL TOTAL RETURN

    Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                     P(1+T)n = ERV

Where:    P         =   a hypothetical initial payment of $1,000;
          T         =   average annual total return;
          n         =   number of years; and
          ERV       =   ending redeemable value at the end of the period of a
                        hypothetical $1,000 payment made at the beginning of such period.

This calculation assumes all dividends and other distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and Rule 12b-1 fees, charged to all shareholder accounts.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED OCTOBER 31, 1996


Ten Years                                               9.64%
Five Years                                              16.45%
One Year                                                29.42%


CUMULATIVE TOTAL RETURN

    Cumulative total return is calculated by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                                 CTR=( ERV-P )100
                                                         P

CTR  = Cumulative total return

ERV = ending redeemable value at the end of the period of a hypothetical  $1,000 payment made at the beginning of such period
P   =    initial payment of $1,000


This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and other distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

    The cumulative return for the Fund for the ten year, five year and one year periods ending October 31, 1996 is 151.07%, 114.14%, and 29.42%, respectively.

SOURCE MATERIAL From time to time, in marketing pieces and other Fund literature, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund. Sources for Fund performance information may include, but are not limited to, the following:

Bank Rate Monitor, a weekly publication which reports yields on various bank money market accounts and certificates of deposit.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance and other data.
Bloomberg, a computerized market data source and portfolio analysis system.

Bond Buyer Municipal Bond Index (20 year), an index of municipal bonds provided by a national periodical reporting on municipal securities.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Consumer's  Digest,  a  bimonthly   magazine  that  periodically   features  the
performance of a variety of investments, including mutual funds.

Financial Times, Europe's business newspaper, which from time to time reports the performance of specific investment companies in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Goldman Sachs Convertible Bond Index -- currently includes 67 bonds and 33 preferred shares. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds.

Growth Fund Guide, a newsletter providing a mutual fund rating service published for over 25 years.

IBC's Money Fund Report, a weekly publication of money market fund total net assets, yield, and portfolio composition.

Individual   Investor,   a  newspaper  that  periodically  reviews  mutual  fund
performance and other data.

Investment Advisor, a monthly publication reviewing performance of mutual funds.

Investor's Business Daily, a nationally distributed newspaper which regularly covers financial news.

Kiplinger's Personal Finance Magazine, a monthly publication periodically reviewing mutual fund performance.

Lehman Brothers, Inc. "The Bond Market Report" reports on various Lehman Brothers bond indices.

Lehman Government/Corporate Bond Index -- is a widely used index composed of government, corporate, and mortgage backed securities.

Lehman Long Term Treasury Bond -- is composed of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

Lipper Analytical Services, Inc., a publication periodically reviewing mutual funds industry-wide by means of various methods of analysis.

Merrill Lynch Pierce Fenner & Smith Taxable Bond Indices reports on a variety of bond indices.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley Capital International EAFE Index, is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morningstar, Mutual Fund Values, publications of Morningstar, Inc., periodically reviewing mutual funds industry-wide by means of various methods of analysis and textual commentary.

Mutual Fund Forecaster, a newsletter providing a mutual fund rating service.

Nasdaq Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter that reports on mutual fund performance, rates funds, and discusses investment strategies for mutual fund investors.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a special section reporting on mutual fund performance, yields, indexes, and portfolio holdings.

Russell 3000 Index -- consists of the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the Nasdaq over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

Russell 2000 Small Company Stock Index -- consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Brothers High-Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Salomon Brothers Broad Investment-Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S.
Treasury/agency issues and mortgage pass-through securities.

Salomon Brothers Market Performance tracks the Salomon Brothers bond index.

Standard & Poor's 500 Composite Stock Price Index -- is an index of 500 companies representing the U.S. stock market.

Standard & Poor's 100 Composite Stock Price Index -- is an index of 100 companies representing the U.S. stock market.

Standard & Poor's Preferred Index is an index of preferred securities.

Success, a monthly magazine targeted to the world of entrepreneurs and growing businesses, often featuring mutual fund performance data.

USA  Today,  a  national   newspaper  that  periodically   reports  mutual  fund
performance data.

U.S. News and World Report, a national weekly that periodically reports mutual fund performance data.

The Wall Street Journal, a nationally distributed newspaper which regularly covers financial news.

The Wall Street Transcript, a periodical reporting on financial markets and securities.

Wilshire 5000 Equity Indexes -- consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

    Indices prepared by the research departments of such financial organizations as Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Bear Stearns & Co., Inc., and Ibbotson Associates may be used, as well as information provided by the Federal Reserve Board.

                             DISTRIBUTION OF SHARES

    Pursuant to a Distribution Agreement, Investor Service Center, Inc. ("Distributor") acts as principal distributor of the Fund's shares. Under the Distribution Agreement, the Distributor shall use its best efforts, consistent with its other businesses, to sell shares of the Fund. Fund shares are sold continuously. Pursuant to a Plan of Distribution ("Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly a fee in the amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for its distribution and service activities.

    In performing distribution and service activities pursuant to the Plan, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including, but not limited to: advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Fund, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the Fund or service shareholder accounts such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

    Among other things, the Plan provides that (1) the Distributor will submit to the Fund's Board of Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Fund's Board of Directors, including those Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan ("Plan Directors"), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of the Fund, (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and (4) while the Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund shall be committed to the discretion of the Directors who are not interested persons of the Fund.

    With the approval of the vote of a majority of the entire Board of Directors and of the Plan Directors of the Fund, the Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. ("Hanover Direct"), a wholly-owned subsidiary of Group, in an attempt to obtain cost savings on the marketing of the Fund's shares. Hanover Direct will provide services to the Distributor on behalf of the Fund at standard industry rates, which includes commissions. The amount of Hanover Direct's commissions over its cost of providing Fund marketing will be credited to the Fund's distribution expenses and represent a saving on marketing, to the benefit of the Fund. To the extent Hanover Direct's costs exceed such commissions, Hanover Direct will absorb any of such costs.

    It is the opinion of the Board of Directors that the Plan is necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. The offsetting of redemptions through sales efforts benefits shareholders by maintaining the viability of a fund. In periods where net sales are achieved, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. Increased assets enable the Fund to further diversify its portfolio, which spreads and reduces investment risk while increasing opportunity. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desirable, the primary goal of the Plan is to prevent a decline in assets serious enough to cause disruption of portfolio management and to impair the Fund's ability to maintain a high level of quality shareholder services.

    The Plan increases the overall expense ratio of the Fund; however, a substantial increase in Fund assets would be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale-down levels), as well as of fixed costs. Nevertheless, the net effect of the Plan is to increase overall expenses. To the extent the Plan maintains a flow of subscriptions to the Fund, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to the Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or interested person of the Fund has any direct or indirect financial interest in the operation of the Plan or any related agreement.

    The Glass-Steagall Act prohibits certain banks from engaging in the business of underwriting, selling, or distributing securities such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Distributor's opinion it should not prohibit banks from being paid for administrative and accounting services under the Plan. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or the Fund were prevented from continuing these arrangements, it is expected that other arrangements for these services will be made. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

                        DETERMINATION OF NET ASSET VALUE

    The Fund's net asset value per share is determined as of the close of regular trading for equity securities on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. eastern time) each business day of the Fund. The following are not Fund business days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

    Securities owned by the Fund are valued by various methods depending on the market or exchange on which they trade. Securities traded on the NYSE, the American Stock Exchange and the Nasdaq National Market System are valued at the last sales price, or if no sale has occurred, at the mean between the current bid and asked prices. Securities traded on other exchanges are valued as nearly as possible in the same manner. Securities traded only OTC are valued at the mean between the last available bid and ask quotations, if available, or at their fair value as determined in good faith by or under the general supervision of the Board of Directors. Short term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

    Price quotations generally are furnished by pricing services, which may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.

                               PURCHASE OF SHARES

    The Fund will only issue shares upon payment of the purchase price by check made payable to the Fund and drawn in U.S. dollars on a U.S. bank, or by Federal Reserve wire transfer. Third party checks, credit cards, and cash will not be accepted. The Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone or telegram, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons. Orders to purchase shares are not binding on the Fund until they are confirmed by the Transfer Agent. In order to permit the Fund's shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar exceptional situations, the Fund may waive or lower the investment minimums with respect to any person or class of persons.

                             ALLOCATION OF BROKERAGE

    The Fund seeks to obtain prompt execution of orders at the most favorable net prices. Transactions are directed to brokers and dealers qualified to execute orders or provide research, statistical or other services, and who may sell shares of the Fund or other affiliated investment companies. The Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against the Custodian's charges. No formula exists and no arrangement is made with or promised to any broker/dealer which commits either a stated volume or percentage of brokerage business based on research, statistical or other services furnished to the Investment Manager or upon sale of Fund shares. Fund transactions in debt and over-the-counter securities generally are with dealers acting as principals at net prices with little or no brokerage costs. In certain circumstances, however, the Fund may engage a broker as agent for a commission to effect transactions for such securities. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. While the Investment Manager generally seeks competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

    The Investment Manager directs portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services, sales of Fund shares, and allocation of commissions to the Fund's Custodian. With respect to brokerage and research services, consideration may be given in the selection of broker/dealers to brokerage or research provided and payment may be made for a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended, or other applicable law are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager seeks the best value to the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers.

    Currently, it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor generally can the value of such services to the Fund be measured, except to the extent such services have a readily ascertainable market value. There is no certainty that services so purchased, or the sale of Fund shares, if any, will be beneficial to the Fund. Such services being largely intangible, no dollar amount can be attributed to benefits realized by the Fund or to collateral benefits, if any, conferred on affiliated entities. These services may include (1) furnishing advice as to the value of securities, the advisability of investing in,
purchasing  or  selling   securities  and  the  availability  of  securities  or
purchasers  or  sellers of  securities,  (2)  furnishing  analyses  and  reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Pursuant to arrangements with certain broker/dealers, such broker/dealers provide and pay for various computer hardware, software and services, market pricing information, investment subscriptions and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of its investment decision-making responsibilities for transactions effected by such broker/dealers for the Fund. Commission "soft dollars" may be used only for "brokerage and research services" provided directly or indirectly by the broker/dealer and under no circumstances will cash payments be made by such broker/dealers to the Investment Manager. To the extent that commission "soft dollars" do not result in the provision of any "brokerage and research services" by a broker/dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker/dealer. To the extent any such services are utilized by the Investment Manager for other than the performance of its investment decision-making responsibilities, the Investment Manager makes an appropriate allocation of the cost of such services according to their use.

     Bull & Bear Securities, Inc. ("BBSI"), a wholly owned subsidiary of Group and the Investment Manager's affiliate, provides discount brokerage services to the public as an introducing broker
                                                        22
clearing through unaffiliated firms on a fully disclosed basis. The Investment Manager is authorized to place Fund brokerage through BBSI at its posted discount rates and indirectly through a BBSI clearing firm. The Fund will not deal with BBSI in any transaction in which BBSI acts as principal. The clearing firm will execute trades in accordance with the fully disclosed clearing agreement between BBSI and the clearing firm. BBSI will be financially responsible to the clearing firm for all trades of the Fund until complete payment has been received by the Fund or the clearing firm. BBSI will provide order entry services or order entry facilities to the Investment Manager, arrange for execution and clearing of portfolio transactions through executing and clearing brokers, monitor trades and settlements and perform limited back-office functions including the maintenance of all records required of it by the National Association of Securities Dealers, Inc.

    In order for BBSI to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by BBSI must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Fund's Board of Directors has adopted procedures in conformity with Rule 17e- 1 under the 1940 Act to ensure that all brokerage commissions paid to BBSI are reasonable and fair. Although BBSI's posted discount rates may be lower than those charged by full cost brokers, such rates may be higher than some other discount brokers and certain brokers may be willing to do business at a lower commission rate on certain trades. The Board has determined that portfolio transactions may be executed through BBSI if, in the judgment of the Investment Manager, the use of BBSI is likely to result in price and execution at least as favorable as those of other qualified broker/dealers and if, in particular transactions, BBSI charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Brokerage transactions with BBSI are also subject to such fiduciary standards as may be imposed by applicable law. The Investment Manager's fees under its agreement with the Fund are not reduced by reason of any brokerage commissions paid to BBSI.


    Brokerage commissions paid in fiscal years ended October 31, 1994, 1995 and 1996 were $2,902.15, $7,349.79, and $9,410.74 respectively, of which $9,288
(representing approximately $1,008,621 in portfolio transactions) was allocated to broker/dealers that provided research services. No transactions were directed to broker/dealers during such periods for selling shares of the Fund or any affiliated funds. During the Fund's fiscal years ended October 31, 1994, and 1995, the Fund paid no brokerage commissions to BBSI, and in 1996, the Fund paid $122, which represented approximately 1.30% of total brokerage commissions paid by the Fund and 1.13% of the aggregate dollar amount of transactions involving the payment of commissions.


    Investment decisions for the Fund and for the other Funds managed by the Investment Manager or its affiliates are made independently based on each Fund's investment objectives and policies. The same investment decision, however, may occasionally be made for two or more Funds. In such a case, the Investment Manager may combine orders for two or more Funds for a particular security if it appears that a combined order would reduce brokerage commissions and/or result in a more favorable transaction price. Combined purchase or sale orders are then averaged as to price and allocated as to amount according to a formula deemed equitable to each Fund. While in some cases this practice could have a detrimental effect upon the price or quantity available of the security with respect to the Fund, the Investment Manager believes that the larger volume of combined orders can generally result in better execution and prices.

    The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Fund does business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Group, the parent of the Investment Manager, and may provide clearing services to BBSI.

    The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. For the fiscal years ended October 31, 1996 and 1995, the Fund's portfolio turnover rate was 42.48% and 30.04%, respectively. A higher portfolio turnover rate involves correspondingly greater transaction costs and increases the potential for short-term capital gains and taxes.

    From time to time, certain brokers may be paid a fee for record keeping, shareholder communications and other services provided by them to investors purchasing shares of the Fund through the "no transaction fee" programs offered by such brokers. This fee is based on the value of the investments in the Fund made by such brokers on behalf of investors participating in their "no transaction fee" programs. The Fund's Directors have further authorized the Investment Manager to place a portion of the Fund's brokerage transactions with any such brokers, if the Investment Manager reasonably believes that, in effecting the Fund's transactions in portfolio securities, such broker or brokers are able to provide the best execution of orders at the most favorable prices. Commissions earned by such brokers from executing portfolio transactions on behalf of the Fund may be credited by them against the fee they charge the Fund, on a basis which has resulted from negotiations between the Investment Manager and such brokers.

                             DISTRIBUTIONS AND TAXES

    If the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder's check remains uncashed for six months, the Fund reserves the right to credit the shareholder's account with additional Fund shares at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's distributions in additional Fund shares.

    The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for this treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions ("Distribution Requirement")) and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months - options, futures, or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures, or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); and (3) the Fund's investments must satisfy certain diversification requirements. In any year during which the applicable provisions of the Code are satisfied, the Fund will not be liable for Federal income tax on net income and gains that are distributed to its shareholders. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income will be taxed at corporate rates.

    A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

    A loss on the redemption of Fund shares that were held for six months or less will be treated as a long term (rather than a short term) capital loss to the extent the shareholder received any capital gain distributions attributable to those shares.

    Dividends and other distributions may also be subject to state and local taxes.

    The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) 98% of its ordinary income, (2) 98% of its capital gain net income (determined on an October 31 fiscal year basis), plus (3) generally, all income and gain not distributed or subject to corporate tax in the prior calendar year. The Fund intends to avoid imposition of this excise tax by making adequate distributions.


    The foregoing discussion of Federal tax consequences is based on the tax law in effect on the date of this Statement of Additional Information, which is subject to change by legislative, judicial, or administrative action. The Fund may be subject to state or local tax in jurisdictions in which it may be deemed to be doing business.

                             REPORTS TO SHAREHOLDERS

    The Fund issues, at least semi-annually, reports to its shareholders including a list of investments held and statements of assets and liabilities, income and expense, and changes in net assets of the Fund. The Fund's fiscal year ends on October 31.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

    Investors Bank & Trust Company, Box 2197, Boston, MA 02111 ("Custodian") has been retained by the Fund to act as Custodian of the Fund's investments and may appoint one or more subcustodians. The Custodian also performs certain accounting services for the Fund. As part of its agreement with the Fund, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. DST Systems, Inc., Box 419789, Kansas City, Missouri 64141-6789, is the Fund's Transfer and Dividend Disbursing Agent. The Distributor provides certain shareholder administration services to the Fund and is reimbursed by the Fund the actual costs incurred with respect thereto. Among other such services, the Distributor currently receives and responds to shareholder inquiries concerning their accounts and processes shareholder telephone requests such as telephone transfers, purchases and redemptions, changes of address and similar matters.

                                    AUDITORS

    Tait, Weller & Baker, Two Penn Center, Suite 700, Philadelphia, PA 19102-1707, are the independent accountants for the Fund. Financial statements of the Fund are audited annually.

                              FINANCIAL STATEMENTS

    The Fund's Financial Statements for the fiscal year ended October 31, 1996, together with the Report of the Fund's independent accountants thereon, appear in the Fund's Annual Report to Shareholders and are incorporated herein by reference.

                            PART C. OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements:

    Financial  statements  of the  Registrant  are included in the  Registrant's
Statement  of  Additional   Information  filed  as  part  of  this  Registration
Statement.


(b) Exhibits:

 (1) Charter as now in effect:  The Articles of Incorporation  are contained
     in  the  Fund's  registration   statement  dated  April  30,  1986  and
     incorporated herein by reference.

 (2) Copy of Existing By-Laws: The By-Laws are contained in the Fund's registration statement dated April 30, 1986 and incorporated herein by reference.

 (3) Copy of Voting Trust Agreement:  Not Applicable.

 (4) Specimens or copies of each security of the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered: A specimen security is contained in the Fund's registration statement dated April 30, 1986 and incorporated herein by reference.

  (5) (a)Investment Management Agreement, filed with the Securities and Exchange Commission on August 16, 1996.

      (b)Subadvisory Agreement, filed with the Securities and Exchange Commission on August 16, 1996.

  (6) Distribution   Agreement,   filed  with  the  Securities  and  Exchange
      Commission on August 16, 1996.

  (7) Not applicable.

  (8) (a) Custodian Agreement, filed with the Securities and Exchange Commission on August 16, 1996.

      (b) Service and Agency Agreement, filed with the Securities and Exchange Commission on August 16, 1996.

      (c) Custodial Account and IRA Disclosure Statement, filed with the Securities and Exchange Commission on August
          16, 1996.

      (d) IRA Agreement, filed with the Securities and Exchange Commission on August 16, 1996.

  (9) (a) A copy of the Registrant's Agency Agreement is contained in the Fund's registration statement dated April 30, 1986 and incorporated herein by reference.

                                  Part C, P. 1

(b)A facsimile of the Registrant's Share Purchase Application is contained in Post-Effective Amendment No. 15 and incorporated herein by reference.

(c)A copy of the Registrant's Pre-Authorized Check Plan is contained in Post-Effective Amendment No. 7 and incorporated herein by reference.

(d)Form of Transfer Agency Agreement, filed with the Securities and Exchange Commission on August 16, 1996.

(e)Form of Agency Agreement, filed with the Securities and Exchange Commission on August 16, 1996.

(f)Form of Shareholder Administration Agreement, filed with the Securities and Exchange Commission on August 16, 1996.

(g)Form of Credit Agreement, filed with the Securities and Exchange Commission on August 16, 1996.

     (10) Opinion and Consent of Counsel as to Legality of Securities: A copy of the opinion and consent of the Fund's Counsel is contained in the Fund's registration statement dated April 30, 1986 and incorporated herein by reference.

     (12)         Not Applicable.

     (13)         Not Applicable.

(14) (a)Standardized Profit Sharing Adoption Agreement, filed with the Securities and Exchange Commission on August 16, 1996.

     (b)Defined Contribution Basic Plan Document, filed with the Securities and Exchange Commission on August 16, 1996.

     (c)Standardized Money Purchase Adoption Agreement, filed with the Securities and Exchange Commission on August 16, 1996.

     (d)Simplified Profit Sharing Adoption Agreement, filed with the Securities and Exchange Commission on August 16, 1996.

     (e)Simplified Money Purchase Adoption Agreement, filed with the Securities and Exchange Commission on August 16, 1996.

(15) (a)Plan of Distribution, filed with the Securities and Exchange Commission on August 16, 1996.

(b)Related Agreement to Plan of Distribution between Investor Service Center,Inc and Hanover Direct Advertising Company, Inc., filed with the Securities and Exchange Commission on August 16, 1996.

(16) Schedule for Computation of Performance Quotations, filed with the Securities and Exchange Commission on August 16, 1996.

                                      Part C, P. 2

     (17) Financial Data Schedule (filed herewith)

     (18) Not applicable.

ITEM 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                  REGISTRANT.

                  Not Applicable.

ITEM 26.         NUMBER OF RECORD HOLDERS OF SECURITIES AS OF DECEMBER 27, 1996.

     TITLE OF CLASS        NUMBER OF RECORD HOLDERS

 $.10 par value                                      2,056
 common stock



ITEM 27.  INDEMNIFICATION

    Registrant's Investment Management Agreement between the Registrant and Rockwood Advisers, Inc. (the "Investment Manager") provides that the Investment Manager shall not be liable to the Registrant or any shareholder of the Registrant for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Investment Management Agreement relates. However, the Investment Manager is not protected against any liability to the Registrant by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

    Section 9 of the Distribution Agreement between the Registrant and Investor Service Center, Inc. ("Service Center") provides that the Registrant will indemnify Service Center and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Service Center to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Agreement also provides that Service Center agrees to indemnify, defend and hold the Registrant, its officers and Directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Service Center for use in the Registration Statement or arising out of any agreement between Service Center and any retail dealer, or arising out of supplementary literature or advertising used by Service Center in connection with the Distribution Agreement.


                                                   Part C, P. 3

    The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and By-Laws and the above-described contract in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Information on the business of the Registrant's investment adviser is described in the section of the Statement of Additional Information entitled "Investment Manager" filed as part of this Registration Statement.

    The directors and officers of the Investment Manager are also directors and officers of other Funds managed by Bull & Bear Advisers, Inc. and Midas Management Corporation, both of which are wholly-owned subsidiaries of Bull & Bear Group, Inc. (the "Funds"). In addition, such officers are officers and directors of Bull & Bear Group, Inc. and its other subsidiaries; Service Center, the distributor of the Registrant and the Funds and a registered broker/dealer, and Bull & Bear Securities, Inc., a discount brokerage firm. Bull & Bear Group, Inc.'s predecessor was organized in 1976. In 1978, it acquired control of and subsequently merged with Investors Counsel, Inc., a registered investment adviser organized in 1959. The principal business of both companies since their founding has been to serve as investment manager to registered investment companies. Bull & Bear Advisers, Inc. serves as investment manager of Bull & Bear Dollar Reserves and Bull & Bear Global Income Fund, each a series of shares issued by Bull & Bear Funds II, Inc.; Bull & Bear U.S. Government Securities Fund, Inc., Bull & Bear Municipal Income Fund, Inc.; Bull & Bear Gold Investors Ltd.; Bull & Bear U.S. and Overseas Fund, a series of Bull & Bear Funds I, Inc.; and Bull & Bear Special Equities Fund, Inc. Midas Management Corporation serves as investment manager of Midas Fund, Inc.

Item 29.  Principal Underwriters

    a) In addition to the Registrant, Service Center serves as principal underwriter of Bull & Bear Funds II, Inc., Bull & Bear Special Equities Fund, Inc., Bull & Bear Funds I, Inc., Bull & Bear Gold Investors Ltd., and Midas Fund, Inc.

                                                   Part C, P. 4

    b) Service Center serves as the Registrant's principal underwriter. The directors and officers of Service Center, their principal business addresses, their positions and offices with Service Center and their positions and offices with the Registrant (if any) are set forth below.


Name and Principal                                  Position and Offices
Business Address      Position and Offices with     with Registrant
                      Service Center
--------------------- ----------------------------- ----------------------------
Robert D. Anderson    Vice Chairman and Director    N/A
11 Hanover Square
New York, NY 10005
Steven A. Landis      Senior Vice President         Senior Vice President
11 Hanover Square
New York, NY 10005
Brett B. Sneed        Senior Vice President         Senior Vice President
11 Hanover Square
New York, NY 10005
Mark C. Winmill       Chairman, Director and Chief  Co-President and Co-Chief
11 Hanover Square     Financial Officer             Executive Officer
New York, NY 10005
Thomas B. Winmill     President, Director, General  Co-President, Director, and
11 Hanover Square     Counsel                       Co-Chief Executive Officer
New York, NY 10005
Kathleen B. Fliegauf  Vice President and Assistant  None
11 Hanover Square     Treasurer
New York, NY 10005
William J. Maynard    Vice President, Secretary,    Vice President, Secretary,
11 Hanover Square     Chief Compliance Officer      Chief Compliance Officer
New York, NY 10005
Irene K. Kawczynski   Vice President                None
11 Hanover Square
New York, NY 10005
Joseph Leung          Treasurer, Chief Accounting   Treasurer, Chief Accounting
11 Hanover Square     Officer                       Officer
New York, NY 10005
Michael J. McManus    Vice President                None
11 Hanover Square
New York, NY 10005
H. Matthew Kelly      Vice President                None
11 Hanover Square
New York, NY 10005


Item 30.          Location of Accounts and Records

    The minute books of Registrant and copies of its filings with the Commission are located at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and its Investment Manager). All other records required by Section 31(a) of the Investment Company Act of 1940 are located at Investors Bank & Trust Company, 89 South Street, Boston, MA 02111 (the offices of Registrant's custodian) and DST Systems, Inc., 1055 Broadway, Kansas City, MO 64105-1594 (the offices of the Registrant's Transfer and Dividend Disbursing Agent). Copies of certain of the records located at Investors Bank & Trust Company & DST Systems, Inc. are kept at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and the Investment Manager).

ITEM 31.  MANAGEMENT SERVICES

     There are no management related service contracts not discussed in Part A or Part B of this Registration Statement.

ITEM 32.  UNDERTAKINGS

     Not Applicable.



                                                   Part C, P. 5

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City, County and State of New York on this 31st day of December 1996.


                  THE ROCKWOOD GROWTH FUND, INC.




                                            By: THOMAS B. WINMILL
                                            -----------------------------------
                                            Thomas B. Winmill, President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

Mark C. Winmill      Director, Co-President and Co-Chief   December 31, 1996
---------------
Mark C. Winmill      Executive Officer

Thomas B. Winmill    Director, Co-President and Co-Chief   December 31, 1996
-----------------
Thomas B. Winmill    Executive Officer

Bassett S. Winmill   Director, Chairman of the             December 31, 1996
------------------
Bassett S. Winmill   Board of Directors

Joseph Leung         Treasurer, Principal                  December 31, 1996
Joseph Leung         Accounting Officer

Robert D. Anderson   Director, Vice Chairman               December 31, 1996
------------------
Robert D. Anderson

Bruce B. Huber         Director                              December 31, 1996
Bruce B. Huber

James E. Hunt          Director                              December 31, 1996
James E. Hunt

Frederick A. Parker, Jr.   Director                         December 31, 1996
------------------------
Frederick A. Parker, Jr.

John B. Russell            Director                         December 31, 1996
John B. Russell

Russell E. Burke III       Director                         December 31, 1996
--------------------
Russell E. Burke III



                                                   Part C, P. 6

                                                   Exhibit Index

Exhibit

Financial Data Schedule

                                                   Part C, P. 7